Exhibit 10.27

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT dated as of March 15, 2005 (this “Amendment”) to the Credit Agreement dated as of August 5, 2004 (the “Credit Agreement”) among REFCO GROUP LTD., LLC, a Delaware limited liability company and successor by merger to REFCO FINANCE HOLDINGS LLC (the “Borrower”), NEW REFCO GROUP LTD., LLC, a Delaware limited liability company (“Holdings”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BANC OF AMERICA SECURITIES LLC, CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch, and DEUTSCHE BANK SECURITIES INC., as co-lead arrangers and joint book running managers, CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Syndication Agent, DEUTSCHE BANK SECURITIES INC., as Documentation Agent, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

PRELIMINARY STATEMENTS

(1)                                  WHEREAS, the Borrower desires to refinance and replace all outstanding Term Loans under the Credit Agreement with a new class of term loans under the Credit Agreement, to be designated “Term B Loans”, up to an aggregate principal amount of $648,000,000, having identical terms with, and having the same rights and obligations under the Loan Documents as, such outstanding Term Loans, except as such terms are amended hereby.  Such refinancing is contemplated by Section 10.01 of the Credit Agreement.

(2)                                  WHEREAS, each Term Lender who executes and delivers this Amendment shall be deemed, upon the effectiveness of this Amendment, to have exchanged its Term Loans for Term B Loans under the Credit Agreement in the same aggregate principal amount as such Term Lender’s outstanding Term Loans as in effect immediately prior to the Term B Facility Effective Date (as defined in Section 12 of this Amendment), and such Term Lender shall thereafter become a Term B Lender under the Credit Agreement.  Notwithstanding anything herein to the contrary, it is understood and agreed that the Term B Loans amend and restate in their entirety the Term Loans and there is no novation of the Term Loans.

(3)                                  WHEREAS, each Person who executes and delivers this Amendment as a term lender other than pursuant to an exchange of outstanding Term Loans described in Section 2.01(a)(ii) of the Credit Agreement as amended hereby, will make Term B Loans on the Term B Facility Effective Date to the Borrower in an aggregate principal amount equal to such Additional Term B Lender’s Term B Commitment. The proceeds of the Additional Term B Loans will be used by the Borrower to refinance in full the outstanding principal amount of the outstanding Term Loans of the Term Lenders, if any, who do not execute and deliver this Amendment.  It is understood and agreed that an Additional Term B Lender may be a Person that is an existing Term Lender.

(4)                                  WHEREAS, the Borrower shall, on the Term B Facility Effective Date, pay to each Term Lender that does not exchange its Term Loans for Term B Loans under the Credit Agreement all accrued and unpaid interest then outstanding on its Term Loans.

(5)                                  WHEREAS, the Borrower further desires to permit the application of proceeds from a Qualifying IPO to the prepayment of the Senior Subordinated Notes.

(6)                                  WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to effect the changes described above, and certain other changes described herein, and the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement to effect all such changes as set forth below in certain respects as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each term used in the Preliminary Statements hereof that is not defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement as amended by Section 2 below.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the First Amendment Effective Date (as defined in Section 12 of this Amendment), refer to the Credit Agreement as amended hereby.

SECTION 2.  Amendments to Definitions.

(a)                                  Section 1.01 of the Credit Agreement is amended by adding the following definitions in appropriate alphabetical order:

““Additional Term B Commitment” means, as to each Additional Term B Lender, its obligation to make a Term B Loan to the Borrower in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Additional Term B Commitment”, or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Additional Term B Lender” means, at any time, any Lender that has an Additional Term B Commitment or an Additional Term B Loan at such time.

“Additional Term B Loan” means a Loan made pursuant to Section 2.01(a)(iii) on the Term B Facility Effective Date.

“Debt Rating” means, as of any date of determination, the rating of the Facilities as determined by either S&P or Moody’s (collectively, the “Debt Ratings”).

“Exempt IPO” means a Qualifying IPO that is consummated on or prior to July 2, 2007.

“First Amendment” means the First Amendment to this Agreement, dated as of March 15, 2005, among Holdings, the Borrower, the Administrative Agent and the Lenders party thereto.

“Term B Borrowing” means a borrowing consisting of simultaneous Term B Loans of the same Type made by the Term B Lenders.

“Term B Commitment” means, as to each Term B Lender, its obligation to make a Term B Loan to the Borrower pursuant to Section 2.01(a) in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Term B Commitment”, or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Term B Facility Effective Date” is defined in Section 12 of the First Amendment.

“Term B Lender” means, collectively, (a) each Term Lender that executes and delivers the First Amendment on or prior to the Term B Facility Effective Date, (b) each Additional Term B Lender and (c) each Lender that acquires a Term B Loan or a Term B Commitment pursuant to an Assignment and Assumption.

“Term B Loan” means a Loan made pursuant to Section 2.01(a)(iii) or deemed made pursuant to Section 2.01(a)(ii).

“Term B Loan Replacement Debt” means Indebtedness that is (a) incurred after the Term B Facility Effective Date and on or before the date that is the first anniversary of the Term B Facility Effective Date, (b) a new tranche of term loans that is secured or is broadly marketed or syndicated to banks and other institutional investors in financings similar to the Facility (whether incurred under this Agreement (including a new tranche of term loans as contemplated by Section 10.01 of this Agreement) or under separate documentation and whether with the Lenders or with other institutions) with an interest rate margin applicable thereto that is less than the Applicable Rate with respect to the Term B Loans and (c) incurred for the primary purpose of refinancing the Term B Loans.  Notwithstanding the foregoing, any refinancing of the Term B Loans in connection with a bond offering or an Initial Public Offering shall not constitute Term B Loan Replacement Debt.

“Term B Note” means a promissory note of the Borrower payable to any Term B Lender or its registered assigns, in substantially the form of Exhibit C-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Term B Lender resulting from the Term B Loans made or deemed made by such Term B Lender.”

(b)                                 Section 1.01 of the Credit Agreement is further amended as follows:

(i)                                     By amending the following definitions to read in their entirety as follows:

“Applicable Rate” means a percentage per annum equal to:  (a) until the date that is six (6) months after the Closing Date, (i) for Eurodollar Rate Loans, 2.75%, (ii) for Base Rate Loans, 1.75%, (iii) for Letter of Credit fees, 2.75% and (iv) for commitment fees, 0.50% and (b) thereafter, (i) with respect to Revolving Loans, Letter of Credit Fees and commitment fees, the percentages per annum set forth in the first table below, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b) and (ii) with respect to Term Loans, the percentages per annum set forth in the second table below, based upon the Debt Rating as set forth in such table:

	Applicable Rate
		Revolving Loans
Pricing Level	Leverage Ratio	Eurodollar Rate and Letter of Credit Fees	Base Rate	Commitment Fee Rate

1	>5.00:1	2.75%	1.75%	0.50%
2	>4.50:1 but <5.00:1	2.50%	1.50%	0.50%
3	>4.00:1 but <4.50:1	2.00%	1.00%	0.50%
4	<4.00:1	1.75%	0.75%	0.25%

Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided that at the option of the Administrative Agent or the Required Lenders, Pricing Level 1 shall apply (x) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the pricing level otherwise determined in accordance with this definition shall apply) and (y) as of the first Business Day after an Event of Default shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the pricing level otherwise determined in accordance with this definition shall apply).

Term B Loans

Pricing Level	Eurodollar Rate	Base Rate

1	1.75%	0.75%
2	2.00%	1.00%
3	2.25%	1.25%

Level 1 shall apply if the Debt Rating is at least BB- by S&P and Ba3 by Moody’s.

Level 2 shall apply if the Debt Rating is at least BB- by S&P and B1 by Moody’s, and Level 1 does not apply.

Level 3 shall apply if neither Level 1 nor Level 2 applies.

Upon the Term B Facility Effective Date, the Applicable Rate with respect to Term Loans shall be determined based upon the Debt Rating specified in the certificate delivered pursuant to Section 12(b)(vi) of the First Amendment.  Thereafter, each change in the Applicable Rate resulting from a publicly announced change in the Debt Rating shall be effective, in the case of an upgrade, on the date of delivery by a Responsible Officer of the Borrower to the Administrative Agent of notice thereof and, in the case of a downgrade, on the date of the public announcement thereof.

“Commitment” means a Term B Commitment, an Additional Term B Commitment or a Revolving Credit Commitment, as the context may require.”.

“Term Lender” means any Lender that had outstanding Term Loans immediately prior to the Term B Facility Effective Date, in such capacity.

“Term Loan” means an advance made pursuant to Section 2.01(a)(i).”

(ii)                                  By adding the following words at the beginning of clause (vi) of the definition of “Excess Cash Flow”: “for the purpose of calculating Excess Cash Flow for purposes of Section 2.05(b)(i) only,”.

(iii)                               By replacing the words “Term Facility” where they appear in the definition of “Permitted Subordinated Indebtedness” with “Term B Loans”.

(iv)                              By deleting the definition of “Term Note”.

SECTION 3.  Term B Loans.

(a)                                  Section 2.01(a) of the Credit Agreement is hereby amended by inserting “(i) Term Loans” at the beginning of the first sentence thereof and by adding the following new clauses immediately after the third sentence thereof:

“(ii)                            Exchange.  Subject to the terms and conditions hereof, each Term Lender with a Term B Commitment severally agrees to exchange its Term Loans for a like principal amount in Dollars of Term B Loans on the Term B Facility Effective Date, and from and after the Term B Facility Effective Date such Term Loans shall be deemed refinanced in full and such Term B Loans shall be deemed made hereunder.

(iii)                               The Additional Term B Loans.  Subject to the terms and conditions hereof, each Additional Term B Lender severally agrees to make a term loan in Dollars to the Borrower on the Term B Facility Effective Date in a principal amount not to exceed its Additional Term B Commitment on the Term B Facility Effective Date. The Borrower shall refinance all Term Loans of Term Lenders that do not execute or deliver the First Amendment on the Term B Facility Effective Date with the gross proceeds of the Additional Term B Loans.

(iv)                              Interest.  On the Term B Facility Effective Date, the Borrower shall pay all accrued and unpaid interest on the Term Loans to any Term Lenders that do not exchange their Term Loans for Term B Loans; provided that it is understood that the Interest Periods of such Term Loans in effect prior to the Term B Facility Effective Date shall continue on and after the Term B Facility Effective Date.

(vi)                              Modification of Reference.  Upon the Term B Facility Effective Date, the Term B Loans shall have the same terms, rights and obligations as the Term Loans as set forth in the Loan Documents, except as modified by the First Amendment, and all references to “Term Borrowing”, “Term Loans”, “Term Commitment”, “Term Note”, and “Term Lenders” in the Loan Documents shall be deemed to be references to “Term B Borrowing”,  “Term B Loans”, “Term B Commitments”, “Term B Note” and “Term B Lenders”, except (x) for each of their respective definitions and (y) as such terms are used in Section 2.01(a)(i) of the Credit Agreement and the First Amendment.

(b)                                 Prepayment Premium.  Section 2.05 of the Credit Agreement is amended by adding the following new clause (c) immediately after clause (b) therein:

“(c) Any prepayment of Term B Loans with the proceeds of, or in connection with the incurrence of, Term B Loan Replacement Debt shall be accompanied by a prepayment fee for the account of each Term B Lender equal to 1.00% of the aggregate principal amount of the Term B Loans of such Term B Lender being prepaid.”

(c)                                  Section 2.05(a)(i) of the Credit Agreement is hereby amended by replacing the words “Term Facility” where they appear with “Term B Loans”.

(d)                                 Section 2.14(a) and Section 10.01 are hereby amended by replacing the words “Applicable Margin” with the words “Applicable Rate” each time they appear.

SECTION 4.  Excess Cash Flow Mandatory Prepayment.  Section 2.05(b)(i) of the Credit Agreement is hereby amended by replacing clause (B)(2) of the proviso therein with the following new clause (B)(2):

“(2) 0% (x) if the Leverage Ratio as of the last day of the immediately preceding four fiscal quarters was less than 3.0:1 or (y) upon the consummation of an Exempt IPO”

SECTION 5.  Application of proceeds of Qualifying IPO.  Section 2.05(b)(iii) of the Credit Agreement is amended to read in its entirety as follows:

“(iii) (A) On or prior to the date which is five (5) Business Days after the receipt of Net Cash Proceeds from a Specified Equity Issuance, the Borrower shall cause to be prepaid the aggregate principal amount of Term Loans in an amount equal to 50% of all Net Cash Proceeds received from such Specified Equity Issuance (other than any Specified Equity Issuance by any Regulated Subsidiary to the extent, and for so long as, the Net Cash Proceeds thereof may not be remitted to an Unregulated Person (A) as a result of the failure to receive necessary regulatory approvals or (B) pursuant to intercompany loans, distributions on equity or otherwise, without causing a Mandatory Prepayment Net Capital Deficiency with respect to such Regulated Subsidiary to occur); provided that such percentage shall be reduced to (x) 25% if the Leverage Ratio as of the last day of the prior fiscal quarter was less than 4.0:1 and (y) 0% if the Leverage Ratio as of the last day of the prior fiscal quarter was less than 3.0:1; provided further that no such prepayment shall be required pursuant to this Section 2.05(b)(iii)(A) from the proceeds of an Exempt IPO to the extent that, on or prior to such date, the Borrower shall have given written notice to the Administrative Agent of its intention to apply such Net Cash Proceeds to repay the Senior Subordinated Notes in accordance with Section 2.05(b)(iii)(B) (which election may only be made if no Event of Default has occurred and is then continuing);

(B)  With respect to any Net Cash Proceeds realized or received with respect to any Exempt IPO (the “Exempt IPO Proceeds”), at the option of the Borrower, and so long as no Event of Default shall have occurred and be continuing, the Borrower may apply all or any portion of the Exempt IPO Proceeds to repay the Senior Subordinated Notes within ninety-one (91) days following receipt thereof; provided that if at least 50% of the Exempt IPO Proceeds are not so applied at the end of such period, an amount equal to 50% of the Exempt IPO Proceeds less the amount of the Exempt IPO Proceeds so applied shall be immediately applied to prepay the Term B Loans as set forth in Section 2.05(b)(v).”

SECTION 6.  Application of Proceeds of Term B Loan.  Section 6.11 of the Credit Agreement is amended by adding the following sentence at the end thereof:

“Proceeds from the Term B Loans shall be used solely to refinance and replace the Term Loans.”

SECTION 7.  Permitted Acquisition Basket.  Section 7.02(i)(B) of the Credit Agreement is amended by deleting the “(x)” and the words “and (y) $200,000,000 for any single purchase or acquisition or series of related purchases or acquisitions” therein.

SECTION 8.  Permitted Holdco Debt Incurrence Test.  Section 7.03(c)(iii) of the Credit Agreement is amended by deleting the words “and the Leverage Ratio shall be less than 3.75:1” in clause (ii) of the proviso in such Section.

SECTION 9.  Prepayments of Senior Subordinated Notes.  Section 7.14(a) of the Credit Agreement is amended by replacing the “and” immediately before clause (ii) thereof with a comma, and adding the following new clause (iii) immediately after clause (ii):

“(iii) the prepayment of the Senior Subordinated Notes from the proceeds of an Exempt IPO, as contemplated by Section 2.05(b)(iii).”

SECTION 10.  Form of Term B Note.  Upon the Term B Facility Effective Date, Exhibit C-1 to the Credit Agreement is replaced in its entirety by the form of new Exhibit C-1 attached hereto as Exhibit A.

SECTION 11.  Amendment to Schedule 2.01.  Upon the Term B Facility Effective Date, Schedule 2.01 to the Credit Agreement shall be amended in its entirety as set forth in Schedule 2.01 to this Amendment.

SECTION 12.  Conditions to Effectiveness.

(a)                                  Subject to paragraph (b) below, this Amendment shall become effective on the date (the “First Amendment Effective Date”) when the Administrative Agent shall have (i) received from each of Holdings, the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form reasonably satisfactory to the Administrative Agent) that such party has signed a counterpart hereof, and (ii) received reimbursement for all costs and expenses (including fees, charges and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation and execution of this Amendment for which the Borrower shall have received written notice.

(b)                                 The portions of this Amendment relating to the refinancing and replacement of the Term Loans with the Term B Loans shall become effective as of the date (the “Term B Facility Effective Date”) when, and only when, each of the following conditions shall have been satisfied to the satisfaction of the Administrative Agent:

(i)                                     First Amendment Effective Date.  The First Amendment Effective Date shall have occurred.

(ii)                                  Execution of Counterparts.  The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of Holdings, the Borrower, the Administrative Agent and each Term Lender or, in lieu of one or more Term Lenders, one or more Additional Term B Lenders providing Additional Term B Commitments in an amount sufficient to refinance the outstanding principal amount of the Term Loans owed to such non-consenting Term Lenders, or as to any of the foregoing parties, other written confirmation (in form reasonably satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

(iii)                               Evidence of Debt.  Each Term B Lender shall have received, if requested by it, one or more Term B Notes payable to the order of such Term B Lender duly executed by the Borrower in substantially the form of Exhibit C-1 to the Credit Agreement, as modified by this Amendment, evidencing the Term B Loans.

(iv)                              Interest, Etc.  Simultaneously with the making of the Term B Loans, the Borrower shall have paid to all the Term Lenders that do not exchange their Term Loans for Term B Loans all accrued and unpaid interest on the Term Loans to the Term B Facility Effective Date plus additional amounts, if any, owing pursuant to Section 3.05 of the Credit Agreement.

(v)                                 Execution of Consent. The Administrative Agent shall have received counterparts of a consent substantially in the form of Exhibit B to this Amendment, duly executed by each Subsidiary Guarantor.

(vi)                              Debt Ratings Certificate.  The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying the current Debt Ratings.

SECTION 13.  Representations.  Each of Holdings and the Borrower represents and warrants that (i) the representations and warranties of Holdings, the Borrower and each other Loan Party contained in Article 5 of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (ii) no Default will have occurred and be continuing on such date.

SECTION 14.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 15.  Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Delivery by telecopier of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

REFCO GROUP LTD., LLC.

By:	/s/ PHILLIP BENNETT
	Name:	Phillip Bennett
	Title:	Chief Executive Officer and President

NEW REFCO GROUP LTD., LLC

By:	/s/ PHILLIP BENNETT
	Name:	Phillip Bennett
	Title:	Chief Executive Officer and President

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ LILIANA CLAAR
Name: Liliana Claar
Title: Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ SUZANNE CHOMICZEWSKI
Name: Suzanne Chomiczewski
Title: Vice President

Name of Lender:

Addison CDO, Limited
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Name of Lender:
Allstate Life Insurance Company

By:	/s/ Chris Goergen
Name: CHRIS GOERGEN
Title: Authorized Signatory

By:	/s/ Jerry D. Zinkula
Name: JERRY D. ZINKULA
Title: Authorized Signatory

Name of Lender:
AIMCO CDO Series 2000-A

By:	/s/ Chris Goergen
Name: CHRIS GOERGEN
Title: Authorized Signatory

By:	/s/ Jerry D. Zinkula
Name: JERRY D. ZINKULA
Title: Authorized Signatory

Name of Lender:
AIMCO CLO Series 2001-A

By:	/s/ Chris Goergen
Name: CHRIS GOERGEN
Title: Authorized Signatory

By:	/s/ Jerry D. Zinkula
Name: JERRY D. ZINKULA
Title: Authorized Signatory

IDS Life Insurance Company
Name of Lender:	By: American Express Asset Management
Group, Inc. as Collateral Manager

By:	/s/ Yvonne Stevens
Name: Yvonne Stevens
Title: Senior Managing Director

American Express Certificate Company
Name of Lender:	By: American Express Asset Management
Group, Inc. as Collateral Manager

By:	/s/ Yvonne Stevens
Name: Yvonne Stevens
Title: Senior Managing Director

Antares Capital Corporation

By:	/s/ David Mahon
Name: David Mahon
Title: Director

JPMorgan Chase Bank, N.A., as trustee of
the Antares Funding Trust created
under the Trust Agreement dated as of
November 30, 1999.

By:	/s/ Greg Sheehan
Name: Greg Sheehan
Title: Vice President

Mariner CDO 2002, Ltd. By: Antares
Asset Management Inc., as Collateral
Manager

By:	/s/ David Mahon
Name: David Mahon
Title: Vice President

Navigator CDO 2003, Ltd. By: Antares
Asset Management Inc., as Collateral
Manager

By:	/s/ David Mahon
Name: David Mahon
Title: Vice President

Navigator CDO 2004, Ltd. By: Antares
Asset Management Inc., as Agent

By:	/s/ David Mahon
Name: David Mahon
Title: Vice President

Name of Lender:

AVENUE CLO FUND, LIMITED

By:	/s/ Richard D’Addario
Name: RICHARD D’ADDARIO
Title: SENIOR PORTFOLIO MANAGER

Sankaty Advisors, LLC as Collateral
Manager for AVERY POINT CLO,
LTD., as Term Lender

By:	/s/ Jeffrey Hawkins
Name: JEFFREY HAWKINS
Title: SENIOR VICE PRESIDENT

Name of Lender:
AZU & Funding

By:	/s/ Henry J. Sandlass
Name: HENRY J. SANDLASS
Title: MANAGING DIRECTOR

Name of Lender:

BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
SUFFIELD CLO, LIMITED
By:	Babson Capital Management LLC as
Collateral Manager
By:	/s/ David P. Wells
Name: David P. Wells, CFA
Title: Managing Director

Name of Lender:

MAPLEWOOD (CAYMAN) LIMITED
By: Babson Capital Management LLC
As Investment Manager
By:	/s/ David P. Wells
Name: David P. Wells, CFA
Title: Managing Director

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY
By:	Babson Capital Management LLC as
Investment Adviser
By:	/s/ David P. Wells
Name: David P. Wells, CFA
Title: Managing Director

LOAN FUNDING VIII LLC
By: Babson Capital Management LLC
As Portfolio Manager
By:	/s/ David P. Wells
Name: David P. Wells, CFA
Title: Managing Director

Name of Lender: BALLANTYNE FUNDING LLC

By:	/s/ Meredith J. Koslick
Name: Meredith J. Koslick
Title: Assistant Vice President

Name of Lender: Ballyrock CDO I Limited,
By: Ballyrock Investment Advisors LLC, as
Collateral Manager

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

Name of Lender: Ballyrock CLO II
Limited, By: Ballyrock Investment Advisors
LLC, as Collateral Manager

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

Name of Lender: Bank fur Arbeit und
Wirtschaft Aktiengesellschaft

By:	/s/ Dr. Harald Raffay
Name: Dr. Harald Raffay
Title: SVP

By:	/s/ Eva Weitz
Name: Eva Weitz
Title: VP

Bear Stearns Loan Trust
By: Bear Stearns Asset Management, Inc.,
as its attorney-in-fact

By:	/s/ Niell D. [ILLEGIBLE]
Name: Niell D. [ILLEGIBLE]
Title: Managing Director

Name of Lender:	BIG SKY SENIOR LOAN FUND, LTD.
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender:	BIG SKY III SENIOR LOAN TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender: BIRCHWOOD FUNDING LLC

By:	/s/ Meredith J. Koslick
Name: Meredith J. Koslick
Title: Assistant Vice President

Name of Lender:

BlackRock Global Floating Rate Income Trust

By:	/s/ [ILLEGIBLE]
Name: [ILLEGIBLE]
Title: Authorised Signature

Braymoor & Co.
By: Bear Stearns Asset Management, Inc.
as its attorney-in-fact

By:	/s/ Niell D. [ILLEGIBLE]
Name: Niell D. [ILLEGIBLE]
Title: Managing Director

Name of Lender:
Bushnell CBNA Loan Funding LLC, for
itself or as agent for Bushnell CFPI Loan
Funding LLC

By:	/s/ Janet Haack
Name: JANET HAACK
Title: AS ATTORNEY-IN-FACT

Name of Lender: Trust Company of the West

C-SQUARED CDO LTD.

By: TCW Advisors, Inc., as its
Portfolio Manager

By:	/s/ Jonathan R. Insull
Name: JONATHAN R. INSULL
Title: MANAGING DIRECTOR

Name of Lender:	Carlyle High Yield Partners, L.P.

By:	/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

Name of Lender:	Carlyle High Yield Partners II, Ltd.

By:	/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

Name of Lender:	Carlyle High Yield Partners III, Ltd.

By:	/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

Name of Lender:	Carlyle High Yield Partners IV, Ltd.

By:	/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

Name of Lender:	Carlyle High Yield Partners VI, Ltd.

By:	/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

Name of Lender:	Carlyle Loan Opportunity Fund

By:	/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

Name of Lender:	Carlyle Loan Investment, Ltd.

By:	/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

Name of Lender: Trust Company of the West

CELERITY CLO LIMITED
By:	TCW Advisors, Inc.,
As Agent

By:	/s/ Richard F. Kurth
Name: RICHARD F. KURTH
Title: SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name: JONATHAN R. INSULL
Title: MANAGING DIRECTOR

Centurion CDO VI, Ltd.
Name of Lender:	By: American Express Asset Management
Group, Inc. as Collateral Manager

By:	/s/ Vincent P. Pham
Name: Vincent P. Pham
Title: Director-Operations

Centurion CDO II, Ltd.
Name of Lender:	By: American Express Asset Management
Group, Inc. as Collateral Manager

By:	/s/ Vincent P. Pham
Name: Vincent P. Pham
Title: Director-Operations

Centurion CDO VII, Ltd.
Name of Lender:	By: American Express Asset Management
Group, Inc. as Collateral Manager

By:	/s/ Vincent P. Pham
Name: Vincent P. Pham
Title: Director-Operations

Centurion CDO 8, Limited.
Name of Lender:	By: American Express Asset Management
Group, Inc. as Collateral Manager

By:	/s/ Vincent P. Pham
Name: Vincent P. Pham
Title: Director-Operations

Sequils-Centurion V, Ltd.
Name of Lender:	By: American Express Asset Management
Group, Inc. as Collateral Manager

By:	/s/ Vincent P. Pham
Name: Vincent P. Pham
Title: Director-Operations

Name of Lender: CREDIT SUISSE FIRST BOSTON,
Acting through its Cayman Islands Branch,
as a lender

By:	/s/ Jay Chall
Name: Jay Chall
Title: Director

By:	/s/ Mikhail Faybusovich
Name: MIKHAIL FAYBUSOVICH
Title: ASSOCIATE

Name of Lender: CYPRESS POINT TRADING LLC

By:	/s/ Meredith J. Koslick
Name: Meredith J. Koslick
Title: Assistant Vice President

Name of Lender: CYPRESSTREE CLAIF FUNDING LLC

By:	/s/ Meredith J. Koslick
Name: Meredith J. Koslick
Title: Assistant Vice President

Name of Lender:

Denali Capital LLC, managing member of DC
Funding Partners, portfolio manager for DENALI
CAPITAL CLO I, LTD., or an affiliate

By:	/s/ Gregory R. Cooper
Name: GREGORY R. COOPER
Title: MANAGING DIRECTOR

Name of Lender:

Denali Capital LLC, managing member of
DC Funding Partners, portfolio manager for
DENALI CAPITAL CLO II, LTD., or an affiliate

By:	/s/ Gregory R. Cooper
Name: GREGORY R. COOPER
Title: MANAGING DIRECTOR

Name of Lender:

Denali Capital LLC, managing member of
DC Funding Partners, portfolio manager for
DENALI CAPITAL CLO III, LTD., or an affiliate

By:	/s/ Gregory R. Cooper
Name: GREGORY R. COOPER
Title: MANAGING DIRECTOR

Name of Lender:

Denali Capital LLC, managing member of
DC Funding Partners, portfolio manager for
DENALI CAPITAL CLO IV, LTD., or an affiliate

By:	/s/ Gregory R. Cooper
Name: GREGORY R. COOPER
Title: MANAGING DIRECTOR

Name of Lender:
DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:	/s/ Omayra Laucella
Name: Omayra Laucella
Title: Vice President

By:	/s/ Susan LeFevre
Name: Susan LeFevre
Title: Director

EATON VANCE CDO III, LTD.
Name of Lender:	By:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:		/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

COSTANTINUS EATON VANCE CDO V, LTD.
Name of Lender:	By:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:		/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE CDO VI LTD.
Name of Lender:	BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:		/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE FLOATING-RATE
INCOME TRUST
Name of Lender:	BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE
LIMITED DURATION INCOME FUND
Name of Lender:	BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE SENIOR
FLOATING-RATE TRUST
Name of Lender:	BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE SENIOR INCOME TRUST
Name of Lender:	BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
Name of Lender:	BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE SHORT DURATION
DIVERSIFIED INCOME FUND
Name of Lender:	By: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE
VT FLOATING-RATE INCOME FUND
Name of Lender:	By: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Name of Lender:

ELF Funding Trust III

By:	New York Life Investment Management, LLC, as Attorney-In- Fact

By:	/s/ Anthony R Malby
Name: Anthony R Malby
Title: Managing Director

Name of Lender:

NYLIM Flatiron CLO 2003-1 Ltd.

By:	New York Life Investment
Management, LLC, as Collateral
Manager and Attorney-In-Fact

By:	/s/ Anthony R Malby
Name: Anthony R Malby
Title: Managing Director

By:	/s/ Anthony R Malby
Name: Anthony R Malby
Title: Managing Director

Name of Lender: Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

By:	/s/ Mark Osterheld
Name: Mark Osterheld
Title: Assistant Treasurer

Name of Lender: Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio

By:	/s/ Mark Osterheld
Name: Mark Osterheld
Title: Assistant Treasurer

Name of Lender: Trust Company of the West

FIRST 2004-I CLO, LTD.
By: TCW Advisors, Inc.,
Its Collateral Manager

By:	/s/ Richard F. Kurth
Name: RICHARD F. KURTH
Title: SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name: JONATHAN R. INSULL
Title: MANAGING DIRECTOR

Name of Lender: Trust Company of the West
FIRST 2004-II CLO, LTD.
By: TCW Advisors, Inc.,
Its Collateral Manager

By:	/s/ Richard F. Kurth
Name: RICHARD F. KURTH
Title: SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name: JONATHAN R. INSULL
Title: MANAGING DIRECTOR

Name of Lender: FOREST SPC LLC

By:		/s/ Meredith J. Koslick
Name:		Meredith J. Koslick
Title:		Assistant Vice President

FORTRESS PORTFOLIO TRUST:

By:	Four Corners Capital Management
LLC, as Investment Manager

By:	/s/ Adam Brown
	Name:	ADAM BROWN
	Title:	Vice President

FOUR CORNERS CLO 2005-I, LTD.:

By:	Four Corners Capital Management
LLC, as Collateral Manager

By:	/s/ Adam Brown
	Name:	ADAM BROWN
	Title:	Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME
FUND:

By:	Four Corners Capital Management
LLC, as Sub-Adviser

By:	/s/ Adam Brown
	Name:	ADAM BROWN
	Title:	Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME
FUND II:

By:	Four Corners Capital Management
LLC, as Sub-Adviser

By:	/s/ Adam Brown
	Name:	ADAM BROWN
	Title:	Vice President

Franklin Floating Rate Trust	Name of Lender:

Franklin Floating Rate Master Series

FRANKLIN FLOATING RATE	By:	/s/ Tyler Chan
DAILY ACCESS FUND		Name: TYLER CHAN
Title: VICE PRESIDENT

FRANKLIN TEMPLETON	Name of Lender:
LIM DURATION INCOME TRUST

Franklin CLO II, Limited	By:
Name:
Title:

Franklin CLO III, Limited	By:
Name:
Title:

FRANKLIN CLO IV, LIMITED

FriedbergMilstein Private Capital Fund I

	By:	/s/ Eric Green
		Name:	Eric Green
		Title:	Senior Partner

Gallatin Funding I Ltd.
By: Bear Stearns Asset Management Inc.
as its Collateral Manager

By:	/s/ Niell D. [ILLEGIBLE]
Name: Niell D. [ILLEGIBLE]
Title: Managing Director

Name of Lender:

GoldenTree Opportunities I, Limited
By: GoldenTree Asset Management, LP

By:	/s/ Thomas M. O’Shea
Name: Thomas M. O’Shea
Title: Portfolio Manager

Name of Lender:

GoldenTree Opportunities II, Limited
By: GoldenTree Asset Management, LP

By:	/s/ Thomas M. O’Shea
Name: Thomas M. O’Shea
Title: Portfolio Manager

Goldman Sachs Credit Partners:

By:
Name: Pedro Ramirez
Title: Authorized Signatory

Name of Lender:	GRAYSON & CO
BY: BOSTON MANAGEMENT AND RESEARCH
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: President

Name of Lender:

Grayston CLO II 2005-1 LTD.
By: Bear Stearns Asset Management, Inc.,
As its Collateral Manager

By:	/s/ Niell D. [ILLEGIBLE]
Name: Niell D. [ILLEGIBLE]
Title: Managing Director

Documents.

GSC PARTNERS CDO FUND V, LIMITED
By: GSCP (NJ), L.P., as Collateral Manager

	By:	/s/ Alexander B. Wright
		Name:	Alexander B. Wright
		Title:	Authorized Signatory

GSC PARTNERS GEMINI FUND LIMITED
By: GSCP (NJ), L.P., as a Collateral Monitor
By: GSCP (NJ), INC., its General Partner

	By:	/s/ Alexander B. Wright
		Name:	Alexander B. Wright
		Title:	Authorized Signatory

Name of Lender:

GULF STREAM-COMPASS CLO 2002-1 LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

	By:	/s/ Barry K. Love
		Name:	Barry K. Love
		Title:	Chief Credit Officer

Name of Lender:

[ILLEGIBLE]
By: Gulf Stream Asset Management LLC
As Collateral Manager

	By:	/s/ Barry K. Love
		Name:	Barry K. Love
		Title:	Chief Credit Officer

Hamilton Floating Rate Fund, LLC

By:		/s/ Dean Stephan
Name:	DEAN STEPHAN
Title:	MANAGING DIRECTOR

Name of Lender:
Harbour View CLO IV, Ltd.

By:	/s/ David Foxhoven
	Name:	David Foxhoven
	Title:	Vice President

Name of Lender:
Harbour View CLO V, Ltd.

By:	/s/ David Foxhoven
	Name:	David Foxhoven
	Title:	Vice President

Name of Lender:
Harbour Town Funding LLC

By:	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Name of Lender:
Harch CLO II Limited

By:	/s/ Michael E. Lewitt
	Name:	Michael E. Lewitt
	Title:	AUTHORIZED SIGNATORY

HARRIS TRUST AND SAVINGS BANK

By:	/s/ Steven J. Turley
	Name:	Steven J. Turley
	Title:	Managing Director

Hewett’s Island CDO, Ltd.
By:	CypressTree Investment Management Company, Inc.
as Portfolio Manager.

By:	/s/ Jeffrey Megar
	Name:	Jeffrey Megar
	Title:	Managing Director

Hewett’s Island CLO II, Ltd.
By:	CypressTree Investment Management Company, Inc.,
as Portfolio Manager.

By:	/s/ Jeffrey Megar
	Name:	Jeffrey Megar
	Title:	Managing Director

Name of Lender: HSBC BANK USA, N.A.

By:	/s/ Paul Lopez
	Name:	Paul Lopez
	Title:	SVP

Name of Lender: ING Capital LLC

By:	/s/ Kunduck Moon
	Name:	Kunduck Moon
	Title:	Managing Director

ING SENIOR INCOME FUND
By:	ING Investment Management, Co.
as its investment manager

By:	/s/ Ralph E. Bucher
	Name:	Ralph E. Bucher
	Title:	Vice President

ING PRIME RATE TRUST
By:	ING Investment Management, Co.
as its investment manager

By:	/s/ Ralph E. Bucher
	Name:	Ralph E. Bucher
	Title:	Vice President

INVESTORS BANK & TRUST COMPANY AS SUB-CUSTODIAN AGENT OF CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED.

By:	/s/ Jeffrey Megar
	Name:	Jeffrey Megar
	Title:	Managing Director

By:	/s/ Preston I. Carnes
	Name:	Preston I. Carnes, Jr.
	Title:	Managing Director

Name of Lender: Trust Company of the West

Jefferson - Pilot Life Insurance Company By: TCW Advisors, Inc., as its Investment Advisor

By:	/s/ Richard F. Kurth
	Name:	RICHARD F. KURTH
	Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
	Name:	JONATHAN R. INSULL
	Title:	MANAGING DIRECTOR

Name of Lender:

Jissekikun Funding, Ltd.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Name of Lender:		KG CLO I LIMITED

By:	/s/ [ILLEGIBLE]
Name:
Title:

Name of Lender:
KZH CRESCENT-3 LLC

By:	/s/ Dorian Herrera
	Name:	DORIAN HERRERA
	Title:	AUTHORIZED AGENT

Name of Lender:
KZH CYPRESSTREE-1 LLC

By:	/s/ Dorian Herrera
	Name:	DORIAN HERRERA
	Title:	AUTHORIZED AGENT

Name of Lender:
KZH STERLING LLC

By:	/s/ Dorian Herrera
	Name:	DORIAN HERRERA
	Title:	AUTHORIZED AGENT

Name of Lender: LAGUNA FUNDING LLC

By:	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Landmark CDO Limited
By:	Aladdin Capital Management LLC]
as Manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney, CFA
	Title:	Authorized Signatory

Landmark II CDO Limited
By:	Aladdin Capital Management LLC]
as Manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney, CFA
	Title:	Authorized Signatory

Landmark III CDO Limited
By:	Aladdin Capital Management LLC]
as Manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney, CFA
	Title:	Authorized Signatory

Landmark IV CDO Limited
By:	Aladdin Capital Management LLC]
as Manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney, CFA
	Title:	Authorized Signatory

Landmark V CDO Limited
By:	Aladdin Capital Management LLC
as Manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney, CFA
	Title:	Authorized Signatory

Name of Lender:
Liberty View Loan Fund LLC
AS NOMINEE FOR VARIOUS Liberty View Funds

By:	/s/ George T. Hartigan
	Name:	George T. Hartigan
	Title:	AUTHORIZED SIGNATORY

LightPoint CLO 2004-I, Ltd.
Premium Loan Trust I, Ltd.

By:	/s/ Thomas A. Kramer
	Name:	Thomas A. Kramer
	Title:	Senior Managing Director & Chief Executive Officer

REFCO FINANCE HOLDINGS LLC

AMENDMENT #1, DATED 3/15/05

Name of Lender: LINCOLN NATIONAL LIFE

By:	/s/ Thomas Chow
Thomas Chow, Vice President

Name of Lender:	Trust Company of the West

LOAN FUNDING I LLC,
a wholly owned subsidiary of Citibank, N.A.

By: TCW Advisors, Inc.,
as portfolio manager of Loan Funding I LLC

By:	/s/ Richard F. Kurth
Name:	RICHARD F. KURTH
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

Name of Lender:

Loan Funding III LLC
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Name of Lender: LONG LANE MASTER TRUST IV

	By:	/s/ Ann E. Morris
		Name:	ANN E. MORRIS
		Title:	AUTHORIZED AGENT

Name of Lender: MCG Capital Corportion

By:	/s/ Thomas P. McLoughlin
	Name:	Thomas P. McLoughlin
	Title:	Vice President

Name of Lender:

Monument Park CDO Ltd.
By: Blackstone Debt Advisors L.P.
As Collateral Manager

By:	/s/ Dean Criares
	Name:	Dean Criares
	Title:	Managing Director

Name of Lender:

Loan Funding VI LLC, for itself or as agent
for Corporate Loan Funding VI LLC

By:	/s/ Dean Criares
	Name:	Dean Criares
	Title:	Managing Director

Name of Lender:
Morgan Stanley Prime Income Trust,

By:	/s/ Elizabeth Bodisch
	Name:	Elizabeth Bodisch
	Title:	Authorized Signatory

Name of Lender:		Mountain Capital CLO III Ltd

By:	/s/ Chris Siddons
	Name:	Chris Siddons
	Title:	Director

Name of Lender:		Mountain Capital CLO 11 Ltd

By:	/s/ Chris Siddons
	Name:	Chris Siddons
	Title:	Director

Name of Lender:

New York Life Insurance Company

By:	/s/ Anthony R. Malby
	Name:	Anthony R. Malby
	Title:	VICE PRESIDENT

Name of Lender:

New York Life Insurance and Annuity Corporation

By:	New York Life Investment Management, LLC, its Investment Manager

By:	/s/ Anthony R. Malby
	Name:	Anthony R. Malby
	Title:	Managing Director

Name of Lender:		THE MORINCHUKIN BANK, NEW YORK BRANCH,
through State Street Bank and Trust Company N.A. as
Fiduciary Custodian
By: Eaton Vance Management, Attorney-in-fact

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:		NORTHWOODS CAPITAL III, LIMITED
BY: ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER

By:	/s/ John W. Fraser
	Name:	JOHN W. FRASER
	Title:	MANAGING DIRECTOR

Name of Lender:		NORTHWOODS CAPITAL IV, LIMITED
BY: ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER

By:	/s/ John W. Fraser
	Name:	JOHN W. FRASER
	Title:	MANAGING DIRECTOR

Name of Lender:

NYLIM Flatiron CLO 2004-1 Ltd.

By:	New York Life Investment
Management, LLC, as Collateral
Manager and Attorney-In-Fact

By:	/s/ Anthony R. Malby
Name:	Anthony R. Malby
Title:	Managing Director

Name of Lender:

Mainatay Floating Rate Fund, a series of Eclipse Funds Inc.

By:	New York Life Investment
Management LLC

By:	/s/ Anthony R. Malby
	Name:	Anthony R. Malby
	Title:	MANAGING DIRECTOR

Name of Lender:
OLYMPIC CLO I

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Chief Operating Officer, Centre Pacific LLC (Manager)

Name of Lender:
SIERRA CLO I

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Chief Operating Officer, Centre Pacific LLC (Manager)

Name of Lender:
WHITNEY CLO I

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Chief Operating Officer, Centre Pacific LLC (Manager)

Name of Lender:
Oppenheimer Senior Floating Rate Fund

By:	/s/ David Foxhoven
Name:	David Foxhoven
Title:	Vice President

Name of Lender:

PIMCO Floating Income Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Name of Lender:

PIMCO Floating Rate Income Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Name of Lender:

PIMCO Floating Rate Strategy Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Name of Lender:

Protective Life Insurance Company

By:	/s/ Diane S. Griswold
	Name:	Diane S. Griswold
	Title:	AVP

Sankaty High Yield Asset Partners II, L.P.

By:	/s/ Jeffrey Hawkins
	Name:	JEFFREY HAWKINS
	Title:	SENIOR VICE PRESIDENT

Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, as Term Lender

By:	/s/ Jeffrey Hawkins
	Name:	JEFFREY HAWKINS
	Title:	SENIOR VICE PRESIDENT

By:	/s/ Jeffrey Hawkins
Name:
Title:

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

By:	/s/ Jeffrey Hawkins
	Name:	JEFFREY HAWKINS
	Title:	SENIOR VICE PRESIDENT

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender

By:	/s/ Jeffrey Hawkins
	Name:	JEFFREY HAWKINS
	Title:	SENIOR VICE PRESIDENT

By:	/s/ Jeffrey Hawkins
Name:
Title:

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By:	/s/ Jeffrey Hawkins
	Name:	JEFFREY HAWKINS
	Title:	SENIOR VICE PRESIDENT

Sankaty High Yield Partners III, L.P.

By:	/s/ Jeffrey Hawkins
	Name:	JEFFREY HAWKINS
	Title:	SENIOR VICE PRESIDENT

By:	/s/ Jeffrey Hawkins
Name:
Title:

Name of Lender:
Satellite Senior Income Fund II, LLC
BY SATELLITE ASSEST MANAGEMENT, L.P. ITS INVESTMENT MANAGER

By:	/s/ Matthew N. DesChamps
	Name:	Matthew N. DesChamps
	Title:	Chief Financial Officer

Name of Lender:
[ILLEGIBLE]

By:	/s/ Tony O’Brien
Name: TONY O’BRIEN
Title: Senior Manager

SECURITY INCOME FUND-INCOME
OPPORTUNITY SERIES:

By:	Four Corners Capital Management LLC, as Sub-Adviser

By:	/s/ Adam Brown
	Name:	ADAM BROWN
	Title:	Vice President

Name of Lender: SEMINOLE FUNDING LLC

	By:	/s/ Meredith J. Koslick
		Name:	Meredith J. Koslick
		Title:	Assistant Vice President

Name of Lender:		SENIOR DEBT PORTFOLIO
By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:

SEQUILS-MAGNUM, LTD.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Name of Lender:		Sierra CLO

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Chief Operating Officer Centre Pacific, Manager

Name of Lender:		Olympic CLO I

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Chief Operating Officer Centre Pacific, Manager

Name of Lender:		Whitney CLO I

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Chief Operating Officer Centre Pacific, Manager

SIMSBURY CLO, LIMITED SOMERS CDO, LIMITED
By:	Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

By:	/s/ David P. Wells
	Name:	David P. Wells, CFA
	Title:	Managing Director

Name of Lender:

Southport CLO, Limited
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
		Name:	Mohan V. Phansalkar
		Title:	Managing Director

Name of Lender: STANWICH LOAN FUNDING LLC

By:	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Name of Lender:	TOLLI & CO.
	BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Name of Lender:		Trust Company of the West

TCW SELECT LOAN FUND, LIMITED

By: TCW Advisors, Inc. as its Collateral Manager

By:	/s/ Richard F. Kurth
Name:	RICHARD F. KURTH
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

Name of Lender:
Trumbull THC2 Loan Funding LLC, for itself or as agent for Trumbull THC2 CFPI Loan Funding LLC.

By:	/s/ Janet Haack
	Name:	JANET HAACK
	Title:	AS ATTORNEY-IN-FACT

UBS AG, Stamford Branch

By:	/s/ Wilfred V. Saint
	Name:	Wilfred V. Saint
	Title:	Director
Banking Products Services, US

By:	/s/ Toba Lumbantobing
	Name:	Toba Lumbantobing
	Title:	Associate Director
Banking Products Services, US

		Name of Lender:	Trust Company of the West

VELOCITY CLO, LTD.
By: TCW Advisors, Inc. Collateral Manager

By:	/s/ Richard F. Kurth
Name:	RICHARD F. KURTH
Title:	SENIOR VICE PRESIDENT

By:	/s/ Jonathan R. Insull
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

Name of Lender:
Venture CDO 2002, Limited By its investment advisor, MJX Asset Management LLC

By:	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

Name of Lender:
Venture II CDO 2002, Limited By its investment advisor, MJX Asset Management LLC

By:	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

Name of Lender:
Venture III CDO Limited By its investment advisor, MJX Asset Management LLC

By:	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

Name of Lender:
Venture IV CDO Limited By its investment advisor, MJX Asset Management LLC

By:	/s/ Hans L. Christensen
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

Name of Lender: Veritas CLO I, Ltd.

By:	/s/ John Randolph [ILLEGIBLE]
	Name:	John Randolph [ILLEGIBLE]
	Title:	Executive Director

Name of Lender:

Waveland – INGOTS, LTD.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Name of Lender:
WB Loan Funding 2 LLC

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

Name of Lender:
WESTERN ASSET FLOATING RATE HIGH INCOME FUND

By:	/s/ TJ SETTEL
	Name:	TJ SETTEL
Title:

Name of Lender:

WIND RIVER CLO I LTD.
By McDonnell Investment Management, LLC, as Manager

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

Name of Lender:

Wrigley CDO, Ltd.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

EXHIBIT A

EXHIBIT C-1

FORM OF TERM B NOTE

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to                            or its registered assigns (the “Term B Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the aggregate unpaid principal amount of each Term B Loan made by the Term B Lender to the Borrower under that certain Credit Agreement, dated as of August 5, 2004 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Refco Group Ltd., LLC, a Delaware limited liability company and successor by merger to Refco Finance Holdings LLC, New Refco Group Ltd., LLC, a Delaware limited liability company, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, and the other Agents named therein.

The Borrower promises to pay interest on the aggregate unpaid principal amount of each Term B Loan made by the Term B Lender to the Borrower under the Agreement from the date of such Term B Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.  All payments of principal and interest shall be made to the Administrative Agent for the account of the Term B Lender in Dollars in immediately available funds.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Term B Note is one of the Term B Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.  This Term B Note is also entitled to the benefits of the Parent Guaranty and the Subsidiary Guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Term B Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement.  Term B Loans made by the Term B Lender shall be evidenced by one or more loan accounts or records maintained by the Term B Lender in the ordinary course of business.  The Term B Lender may also attach schedules to this Term B Note and endorse thereon the date, amount and maturity of its Term B Loans and payments with respect thereto.

The Borrower, for itself and its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term B Note.

                THIS TERM B NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

REFCO GROUP LTD., LLC

By:
Name:
Title:

TERM B LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Term B Loan Made	Amount of Term B Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

EXHIBIT B

Each of the undersigned hereby consents to the foregoing Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each Loan Document to which it is party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement as amended by such Amendment and (b) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein) except to the extent limited by the terms of the Collateral Documents.

[GUARANTORS]
By:
Name:
Title: